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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):           October 10, 2000
                                                            ----------------



                                  POPULAR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
        COMMONWEALTH OF PUERTO RICO               NO. 0-13818         NO. 66-0416582
----------------------------------------------   -------------        -------------------
(State or other jurisdiction of incorporation)    (Commission         (IRS Employer
                                                  File Number)        Identification No.)
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                      209 MUNOZ RIVERA AVENUE
                      HATO REY, PUERTO RICO                              00918
                      ----------------------------------------        ----------
                      (Address of principal executive offices)        (Zip Code)




Registrant's telephone number, including area code: (787) 765-9800
                                                   ---------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On October 10, 2000, Popular, Inc.(the "Corporation") announced in a news release its operational results for the quarter and nine-month period ended September 30, 2000. A copy of the Corporation's release, dated October 10, 2000, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99(a) News release, dated October 10, 2000, announcing the Corporation's consolidated earnings for the quarter and nine-month period ended September 30, 2000.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   POPULAR, INC.
                                                   -------------
                                                    (Registrant)

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
Date:  October 11,  2000            By:  /s/ Amilcar L. Jordan
       -----------------                 ---------------------------------------
                                    Name:  Amilcar L. Jordan, Esq.
                                    Title: Senior Vice President and Comptroller
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                                  EXHIBIT INDEX
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
Exhibit Number                         Description
--------------                         -----------
99(a)                                News release, dated October 10, 2000
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